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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 21, 1997

                         COMMISSION FILE NUMBER: 1-6828

                                STARWOOD LODGING
                                     TRUST
             (Exact name of registrant as specified in its charter)

                                    MARYLAND
                          (State or other jurisdiction
                       of incorporation or organization)

                                   52-0901263
                      (I.R.S. employer identification no.)

                      2231 EAST CAMELBACK ROAD., SUITE 410
                             PHOENIX, ARIZONA 85016
                        (Address of principal executive
                          offices, including zip code)

                                 (602) 852-3900
              (Registrant's telephone number, including area code)

                         COMMISSION FILE NUMBER: 1-7959

                          STARWOOD LODGING CORPORATION
             (Exact name of registrant as specified in its charter)

                                    MARYLAND
                          (State or other jurisdiction
                       of incorporation or organization)

                                   52-1193298
                      (I.R.S. employer identification no.)

                      2231 EAST CAMELBACK ROAD, SUITE 400
                             PHOENIX, ARIZONA 85016
                        (Address of principal executive
                          offices, including zip code)

                                 (602) 852-3900
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER INFORMATION.

     On October 19, 1997, ITT Corporation ("ITT") agreed to merge (the "Merger") with a subsidiary of Starwood Lodging Corporation (the "Corporation"). The terms of the Merger are set forth in an Agreement and Plan of Merger (the "Merger
Agreement") dated as of October 19, 1997, among the Corporation, Starwood
Lodging Trust (the "Trust"), Chess Acquisition Corp. and ITT. In the Merger, each share of ITT's common stock, no par value (the "Common Stock"), will be converted into the right to receive shares of common stock, par value $0.01 per share, of the Corporation and shares of beneficial interest, par value $0.01 per share, of the Trust, subject to certain collar provisions, and $15.00 in cash.
As a result of the Merger, ITT will be wholly owned by the Corporation and the Trust.

     The Merger is subject to the approval of the shareholders of the Corporation, the Trust and ITT and other customary conditions.

     The foregoing summary of the Merger Agreement is qualified in its entirety by reference to the text of the Merger Agreement, a copy of which is filed as
Exhibit 2.1 hereto and which is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) - (b) Not applicable.

     (c) Exhibits.

           2.1 Agreement and Plan of Merger among Starwood Lodging Corporation,
               Chess Acquisition Corp., Starwood Lodging Trust and ITT
               Corporation dated as of October 19, 1997.

          99.1 Text of Press Release of Starwood Lodging Corporation and
               Starwood Lodging Trust issued October 19, 1997.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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           STARWOOD LODGING TRUST                          STARWOOD LODGING CORPORATION

          By: /s/ RONALD C. BROWN                            By: /s/ ALAN M. SCHNAID
--------------------------------------------       --------------------------------------------
              Ronald C. Brown                                    Alan M. Schnaid
         Senior Vice President and                   Vice President and Corporate Controller
          Chief Financial Officer                          Principal Accounting Officer

Date: October 21, 1997
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                               INDEX TO EXHIBITS

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EXHIBIT NO.                           DESCRIPTION                           SEQUENTIAL PAGE NO.
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
    2.1       Agreement and Plan of Merger among Starwood Lodging
              Corporation, Chess Acquisition Corp., Starwood Lodging Trust
              and ITT Corporation dated as of October 19, 1997.
   99.1       Text of Press Release of Starwood Lodging Corporation and
              Starwood Lodging Trust issued October 19, 1997.
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